UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12

                                 CYTOMEDIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

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






                                 CYTOMEDIX, INC.

--------------------------------------------------------------------------------

                            Notice of Annual Meeting

                                       and

                                 Proxy Statement

--------------------------------------------------------------------------------

                            Annual Meeting to be held
                                       on
                                October 21, 2005
                                   11:00 a.m.

                                 Cytomedix, Inc.
                               416 Hungerford Dr.
                                    Suite 330
                            Rockville, Maryland 20850

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850

Dear Shareholder:

      It is my pleasure to invite you to attend the Annual Meeting of Shareholders of Cytomedix, Inc. to be held on October 21, 2005, at 11:00 a.m. The meeting will be held at the headquarters of Cytomedix, Inc., located at 416 Hungerford Dr., Suite 330, Rockville, Maryland.

      Please mark, date, sign, and return your proxy card in the enclosed envelope at your earliest convenience, or you may also vote your shares by telephone voting which is explained in further detail on your proxy card. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

      I appreciate your continued confidence in the Company and look forward to seeing you on October 21.

                                       Sincerely,

                                       /s/ Kshitij Mohan

                                       Kshitij Mohan, Chief Executive Officer

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

Date:             October 21, 2005

Time:             11:00 a.m., Eastern Daylight Time

Place:            Cytomedix, Inc.
                  416 Hungerford Dr.
                  Suite 330
                  Rockville, Maryland 20850

Cytomedix, Inc. (the "Company"), on behalf of its Board of Directors, is soliciting your proxy to vote your shares at the Annual Meeting of Shareholders to be held October 21, 2005. The Company plans to hold its next annual meeting during the second quarter of 2006 and at approximately the same time every year thereafter.

The Company's headquarters are located at:

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850

      We are soliciting proxies to give all shareholders an opportunity to vote on matters that will be presented at the meeting. In the following pages of this proxy statement, you will find information on these matters. We have provided this information to assist you in voting your shares.

      This proxy statement, the accompanying proxy card, the Company's Annual Report for fiscal year ended December 31, 2004, and the Company's 10-QSB for the quarter ended June 30, 2005 are being mailed to Cytomedix shareholders beginning September 16, 2005. Copies of exhibits filed with these reports will be sent to shareholders by first class mail within one day of the Company's receipt of a written request for said exhibits. If you share an address with another security holder, only one proxy statement, 10-KSB, and 10-QSB will be delivered to your household unless we have received contrary instructions from you. Upon your request, we will promptly deliver a separate copy of the proxy statement and reports to each individual shareholder at the address.

      To request exhibits to the periodic reports or to obtain additional copies of the proxy statement and periodic reports, please contact the Chief Financial Officer of the Company by mail, phone or fax at the following office location:

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850
                             (240) 499-2680 (phone)
                              (240) 499-2690 (fax)

If you are receiving multiple copies of annual reports or proxy statements and wish to request delivery of a single copy, you may contact us at the above address.

                               MEETING INFORMATION

What are the purposes of this meeting?

The Board of Directors on behalf of Cytomedix, Inc. is seeking your affirmative vote for the following:

      1. To elect six directors to serve until the next annual meeting of shareholders;

      2. To ratify the appointment of L J Soldinger Associates, LLC as its independent registered public accountants for the fiscal year ending December 31, 2005;

      3. To transact any other business that may properly come before the meeting, or any adjournments thereof.

Who can vote?

You can vote if, as of the close of business on September 2, 2005, you were a shareholder of record of the Company's Common Stock, Series A Convertible Preferred Stock, or Series B Convertible Preferred Stock.

Each share of the Company's stock represents one vote. On September 2, 2005, there were issued and outstanding:

         25,821,471              shares of Common Stock
---------------------------

            365,487              shares of Series A Convertible Preferred Stock
---------------------------

              92,026             shares of Series B Convertible Preferred Stock
---------------------------

How do I vote by proxy?

By mail - You may vote by completing and mailing the enclosed proxy card. If you vote by proxy, your shares will be voted in the manner you indicate at the annual meeting. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends.

By telephone - You may vote by telephone by using the toll-free number 1-866-626-4508 and following the instructions on your proxy card.

What vote is required to take action?

In order for any business to be conducted, the holders of a majority of the shares entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

For the election of directors, the six candidates receiving the most votes will be elected as members of the Board of Directors.

The Board has recommended a proposal to ratify the appointment of L J Soldinger Associates, LLC as the Company's independent registered public accountants. The passage of this proposal requires the affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote.

Who is making this solicitation?

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. The Company will not employ third party solicitors, but its directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company's stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

May I revoke my proxy after I return my proxy card?

Yes, you can change or revoke your proxy by giving written notice of revocation by certified mail or hand delivery to our Secretary at 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850, as long as such notice is received prior to the meeting, or you may change or revoke your proxy by voting in person at the meeting.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Cytomedix stock in order to be admitted to the meeting.

YOUR VOTE IS IMPORTANT. Even if you plan to attend the annual meeting, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. This benefits the Company by reducing the expenses of additional proxy solicitation.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors currently consists of six directors. David P. Crews, David F. Drohan, Mark T. McLaughlin, and Kshitij Mohan were elected at the Special Meeting held on October 19, 2004. Arun K. Deva and James S. Benson were appointed to the Board in 2004 to fill vacancies. Robert Burkett was also elected at the 2004 Annual Meeting, but formally resigned on June 30, 2005.

The Nominating and Governance Committee reviewed all six director nominees and considered each of these directors and their qualifications. Upon the recommendation of the committee, the Board of Directors nominated the six director nominees. One seat on the Board remains vacant and may be filled by the Board prior to the next annual meeting if the Board so determines. Each Director will serve until the next annual meeting and until his successor is duly elected.

The Board of Directors recommends a vote FOR James S. Benson, David P. Crews, Arun K. Deva, David F. Drohan, Mark T. McLouglin, and Kshitij Mohan as Directors to hold office until the next annual meeting of shareholders and until their successors are duly elected.

We do not know of any reason why any of these nominees would not accept the nomination. However, if any of the nominees do not accept the nomination, the persons named in the proxy will vote for the substitute nominee that the Board recommends.

             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

The Company has selected the firm of L J Soldinger Associates, LLC to audit the financial statements for fiscal year ending December 31, 2005, and seeks shareholder ratification of said appointment. The audit committee, which has selected L J Soldinger Associates, LLC to serve as our independent auditors, believes that L J Soldinger Associates, LLC has the personnel, professional qualifications and independence necessary to act as the Company's independent registered auditors. A representative of L J Soldinger Associates, LLC will be in attendance at the annual meeting either in person or by telephone. The representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our stockholders of the audit committee's selection of independent registered public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the audit committee is submitting its selection of L J Soldinger Associates, LLC to our stockholders for ratification this year. If the selection of L J Soldinger Associates, LLC is ratified by our stockholders at the Annual Meeting, the audit committee, in its discretion, nevertheless may select and appoint a different independent registered public accounting firm at any time. If the stockholders do not ratify the selection of L J Soldinger Associates, LLC , the audit committee will reconsider the retention of that firm, but the audit committee would not be required to select another firm as independent registered public accountants and may nonetheless retain L J Soldinger Associates, LLC. If the audit committee does select another firm to serve as the Company's independent registered public accountants, whether or not the stockholders have ratified the selection of L J Soldinger Associates, LLC, the audit committee would not be required to call a special meeting of the stockholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose. In all cases, the audit committee will make any determination as to the selection of the Company's independent registered public accountants in light of the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of L J Soldinger Associates, LLC as its independent public accountant for the fiscal year ending December 31, 2005.

                  OVERVIEW OF CYTOMEDIX DIRECTORS AND OFFICERS

                            Date of Election
Name                  Age   or Appointment          Position(s) with the Company
--------------------------------------------------------------------------------
James S. Benson       66    November 1, 2004        Director
David P. Crews        42    September 28, 2001      Director
Arun K. Deva          60    November 23, 2004       Director
David F. Drohan       66    July 12, 2004           Director
Mark T. McLoughlin    49    June 7, 2004            Director
Kshitij Mohan         60    April 20, 2004          Chairman of the Board
                                                    Chief Executive Officer
Andrew S. Maslan      35    August 15, 2005         Chief Financial Officer
Carelyn P. Fylling    58    December 1, 2001        Vice President of
                                                    Professional Services

                  BIOGRAPHIES OF CURRENT DIRECTORS AND OFFICERS

JAMES S. BENSON has served as a Director since November 1, 2004. Mr. Benson has over 25 years of experience in the healthcare industry. Recently, he retired form the Advanced Medical Device Association (Advamed) where he served as executive vice president for technical and regulatory affairs. Prior to that, he held numerous senior positions at the Food and Drug Administration (FDA) over a twenty year period. He retired from the FDA as director of the Center for Devices and Radiological Health (CDRH). Earlier, he served as deputy commissioner of the FDA, and also as its commissioner for a one-year period. During his tenure with the FDA, Mr. Benson worked closely with other Federal Agencies and worked with Congress to craft and create various pieces of legislation including "The Food and Drug Modernization Act of 1997", "The Biomaterials Access Act of 1998" and "The Medical Device User Fee and Modernization Act of 2002". Mr. Benson earned a B.S. degree in civil engineering from the University of Maryland and a M.S. degree in nuclear engineering from the Georgia Institute of Technology.

DAVID P. CREWS has served as a Director since his election through the consent solicitation that became effective on September 28, 2001. Mr. Crews is executive vice president of Crews and Associates, Inc., a brokerage house located in Little Rock, Arkansas, founded by his father. Mr. Crews has worked at Crews & Associates for more than 19 years, specializing in the fixed income markets. He is a former partner of All American Leasing, a municipal finance firm, and also serves as vice president, secretary, and treasurer of CHASC, Inc., an entity that acquired Smith Capital Management (an investment advisory firm). Mr. Crews is also a Board Member of Pure Energy Group, Inc. (an oil and gas company).

ARUN K. DEVA has served as a Director since November 23, 2004. Mr. Deva is the founder and President of Deva & Associates, P.C., a Rockville, Maryland based mid-size accounting and consulting firm that provides accounting, auditing, litigation support, due diligence, cost-benefit analysis and other financial consulting services to may Federal agencies and corporations. He is also the founder and President of CPAMoneyWatch.com, LLC, a web based business services provider offering online accounting and business solutions to small and mid-sized businesses. Prior to establishing Deva & Associates in 1991, Mr. Deva was a partner at Touche Ross & Co. (now Deloitte & Touche). He has served as a management consultant for several public and private companies with a focus on financial restructurings, negotiations with lenders and creditors, financial reporting and disclosures, and filings with the Securities and Exchange Commission. Mr. Deva is a member of the American Institute of Certified Public Accountants, Maryland Association of Certified Public Accountants and Association of Government Accountants. He was appointed to the Maryland Banking Board by the Governor of Maryland for a six-year term ending in 2008. Mr. Deva earned his Bachelor of Commerce degree in accounting from St. Xavier's College in India and a Masters of Business Administration degree in Finance from Indiana University, Bloomington, Indiana.

DAVID F. DROHAN has served as a Director since July 12, 2004. Mr. Drohan recently retired from Baxter Healthcare Corporation where he served as Senior Vice President and President of Baxter's medication delivery business, a position he held since May 2001. In this capacity, he had direct general management responsibility for the development and worldwide marketing of intravenous products, drug-delivery and automated distribution systems, as well as anesthesia, critical care and oncology products representing $4 billion in combined annual sales. He joined Baxter in 1965 as a territory manager in New York and throughout the years has held a succession of senior positions. Prior to joining Baxter, Mr. Drohan worked for Proctor & Gamble. He is a member of the St. Louis College of Pharmacy's board of trustees, chairman of Lake County Ecomomic Development Corporation and President of the Riverside Foundation. He earned his bachelor's degree in industrial relations from Manhattan College, New York.

MARK T. McLOUGHLIN has served as a Director since June 7, 2004. Mr. McLoughlin currently serves as Vice-President and General Manager of the Scientific Products Division of Cardinal Health, Inc., one of the world's largest health care manufacturing and distribution companies with sales in fiscal 2003 of $50.4 billion. In this capacity, he has full general management responsibility for the distribution, marketing and sales of thousands of medical devices and reagents that can support more than 90% of laboratory requirements in virtually every clinical laboratory discipline. Prior to joining Cardinal, he was vice president of commercial operations for Norwood Abbey Ltd., an Australian-based medical technology company. Earlier, he was President of North American operations for Ion Beam Application, Inc., a Belgium-based global medical technology company. His executive career experience also includes Mallinckrodt, as well as positions with other healthcare companies.

DR. KSHITIJ MOHAN was appointed as Chief Executive Officer on April 20, 2004 and has served as a Director since May 7, 2004. Prior to assuming his positions in the Company, Dr. Mohan served as Chief Executive officer of International Remote Imaging Systems, Inc., the predecessor company of IRIS International. Previously, he was the Chief Regulatory and Technology Strategist for the Law Firm of King and Spalding, Senior Vice-President and Chief Technology Officer for Boston Scientific Corporation, and Corporate Vice-President of Baxter International, responsible for all corporate research and technical services and was a member of the Baxter operating management team. Prior to entering the private sector, Dr. Mohan served in various capacities within the U.S. Food and Drug Administration, including leading the science and technology programs and the office of product evaluation and approval of medical devices and between 1979 - 1983 served in the White House Office of Management and Budget with responsibilities for the national R & D policies, programs of the National Science Foundation and NASA's Aeronautical and Space Research and Technology programs. Dr Mohan has been widely published in the field of health policies, regulations and Applied Physics and served on numerous Boards including the Corporate Advisory Boards of the Schools of Engineering at Dartmouth College and the University of California at Riverside. Dr. Mohan earned a PH.D. degree in Physics from Georgetown University, a M.S. degree in Physics from the University of Colorado and a B.Sc., First Class Honors, Patna University, Patna, India.

ANDREW S. MASLAN joined the company as corporate controller on July 1, 2005, and became our Chief Financial Officer on August 15, 2005. Mr. Maslan most recently served as controller for BioReliance Corporation based in Rockville, Maryland, which was acquired by Invitrogen (Nasdaq: IVGN) in February 2004. Earlier, he held positions with two other Rockville, Maryland-based companies, serving as a principal with GlobeTraders, Inc., and senior accountant for Providence Laboratory Associates. Mr. Maslan began his professional career serving as an auditor with KPMG Peat Marwick.

CARELYN P. FYLLING, RN, MSN, served as the Company's Vice President of Professional Services since December 2001. Ms. Fylling was director of training and program development at the International Diabetes Center in Minneapolis, Minnesota. She also has served on the national Board of Directors of the American Diabetes Association and numerous national committees of the American Diabetes Association. Ms. Fylling received the prestigious Ames Award for Outstanding Educator in the Field of Diabetes. Subsequently, she joined Curative Health Services and helped the company grow from three employees to over 650 employees. During her 13 years at Curative, Ms. Fylling helped to design the national wound database, developed clinical protocols, conducted outcome studies, trained physicians and nurses in comprehensive wound management, wrote scientific articles and abstracts, assisted in clinical trials and marketing, and developed an Internet-based online wound care training program for health professionals. Recently, she provided independent consulting and outsourcing services to the health care industry through Fylling Associates, LLC, which she wholly owns, and through Strategic Partners, LLC, in which she holds a partnership interest.

                             COMMITTEES OF THE BOARD

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee has held two meetings since October 21, 2004. The committee met on December 23, 2004, to discuss and recommend the Code of Conduct and Ethics to the Board; it met again in September 2005, to discuss and determine the slate of director nominees to recommend to the Board. James Benson serves as the chairman of the committee and the other members Arun Deva and Mark McLoughlin. The Board has determined that each of the members of the Nominating Governance Committee is independent pursuant to section 121A of the American Stock Exchange Listing Standards.

The committee has the following responsibilities as set forth in its charter: To review and recommend to the Board with regard to policies for the composition of the Board; to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly; to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm's fees and other retention terms; to recommend to the Board the slate of director nominees to be presented by the Board; to recommend director nominees to fill vacancies on the Board, and the members of each Board committee; to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board of Directors and its committees. The committee's charter is available to shareholders on the Company's website at www.cytomedix.com.

Pursuant to the charter, the committee will consider a director nominee's experience, employment, background, independence and other relevant factors, and no one factor will be determinative. The committee will seek to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experiences. When the committee reviews a potential director candidate, the committee will look specifically at the candidiate's qualifications in light of the needs of the Board at that time. The committee will also as needed perform reference and background checks and conduct interviews of the potential candidates. In addition to shareholder recommendations duly submitted in accordance with the provisions of the Company's Certificate of Incorporation, Bylaws and other applicable law, the committee also relies on recommendations from current directors, officers, employees, and consultants.

As stated in the committee's charter, the committee will review any director nominee candidate recommended by shareholders. Shareholder recommendations for candidates to the Board should be submitted to the Company at least 120 days prior to the next meeting of shareholders by written notice to: Cytomedix Governance Committeee, 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850. Shareholder recommendations should include the name of the candidate as well as relevant biographical information. In evaluating candidates, the Committee will use the criteria described above and will evaluate shareholder candidates in the same manner as candidates from all other sources. In addition, the Company will consider the relationship of the submitting shareholder to the Company and the relationship of the nominee to the shareholder and to the Company.

AUDIT COMMITTEE. At a meeting of the Board of Directors on December 17, 2004, the Board of Directors formed an audit committee and named Arun Deva chairman of the audit committee. The Board has determined that Arun Deva is an audit committee financial expert as defined by Item 401(e) of Regulation S-B. The Board also appointed David Crews and David Drohan to serve as members of the audit committee. The Board has determined that each of these persons is "independent" as defined by section 121(A) of the listing standards of the American Stock Exchange. Since the committee's formation in December 2004, the audit committee has held four meetings.

The audit committee's primary responsibilities are to review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company, established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company and established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations; review the independent auditors' qualifications and independence; and prepare a report of the Audit Committee for inclusion in the proxy statement for the Company's annual meeting of shareholders. On March 15, 2005, the audit committee recommended the audit committee charter, and it was approved by the Board by unanimous consent. The charter is included in this Proxy Statement and is available on Cytomedix's website at www.cytomedix.com.

COMPENSATION COMMITTEE. At a meeting of the Board of Directors on December 17, 2004, the Board of Directors formed a compensation committee and appointed Mark McLoughlin to serve as the chairman of the compensation committee and David Crews and David Drohan to serve as members of the committee. Since the committee's formation, the Compensation Committee has held one meeting. The Board has determined that each of these persons is "independent" as defined by section 121(A) of the listing standards of the American Stock Exchange.

The duties of the compensation committee include establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires stockholder approval;establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determinination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO. On April 6, 2005, the compensation committee recommended the compensation committee charter to the Board, and it was approved by the Board by unanimous consent. The charter is available on Cytomedix's website at www.cytomedix.com.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board of Directors has held four meetings since its annual meeting in October 21, 2004. All of the directors serving at the time of each meeting were present and voting, other than the meeting held December 17, 2004, which David
F. Drohan did not attend and the meeting held June 20, 2004, which Mark McLoughlin did not attend. David F. Drohan missed one audit committee meeting on August 11, 2005. Otherwise, no director missed a meeting of a committee on which he served.

Shareholders may send communications to the Board or to particular Directors by sending the communications by first class mail to Cytomedix Board of Directors (or to any particular director by name), 416 Hungerford Dr., Suite 330, Rockville, Maryland 20850. All correspondence received is reviewed by the Secretary or his office and is forwarded to the appropriate Director(s) other than items unrelated to the functions of the Board or business solicitations and advertisements.

Although the Company encourages its Directors to attend annual meetings, the Company does not have a policy in place which requires the Directors' attendance at the annual meetings. All Directors serving on the Board on October 21, 2004, attended the 2004 Special Meeting.

                              DIRECTOR COMPENSATION

The Compensation Committee met on December 23, 2004, and voted to recommend to the Board a compensation plan for directors. At a board meeting held on April 6, 2005, the Board approved said compensation plan:

      (a) Directors shall be compensated $500.00 each for telephonic attendance at board and committee meetings;
      (b) Directors shall be compensated $1,000.00 each for physical attendance at board and committee meetings where physical attendance is requested;
      (c) Chairman of the Board shall be compensated $1,000.00 for telephonic attendance at board meetings and $2,000.00 for physical attendance at board meetings where physical attendance is requested.

While Robert Burkett, an outside director, served as Chairman of the Board, he was compensated in accordance with the above plan. However, Directors who are employed by the Company do not receive compensation for serving as a Director. Currently, Kshitij Mohan is the only director and employee of the Company, and he serves as Chairman of the Board. Therefore, he does not receive the approved chairman compensation. The Board has not adopted a policy with regard to the timing of its equity awards.

                 SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table sets forth the number and percentage of all classes of stock that as of August 12, 2005, are deemed to be beneficially owned by each director and executive officer, and by the highest paid consultant. The table also sets forth the number and percentage of common stock beneficially held by the directors, executive officers, and highest paid consultant as a group.

----------------------------------------------------------------------------------------------------------------------
    Title of Class       Name and Address of Beneficial       Amount and Nature of Beneficial       Percent of Class
                                      Owner                          Ownership (Note 1)                 (Note 2)
----------------------------------------------------------------------------------------------------------------------
Common Stock            David P. Crews                     901,211 shares                          3.48%
                        521 President Clinton Ave.         Indirect  by self as trustee
                        Little Rock, Arkansas 72201        for trust and by children (Note 3)
----------------------------------------------------------------------------------------------------------------------
Common Stock            Dr. Kshitij Mohan                  1,100,000 shares  (Note 4)              3.21%
                        416 Hungerford Dr., Ste. 330
                        Rockville, MD 20850
----------------------------------------------------------------------------------------------------------------------
Common Stock            Carelyn P. Fylling                 273,375 shares                          1.05%
                        10952 Steamboat Loop NW            Direct Ownership
                        Walker, MN 56484                   (Note 5)
----------------------------------------------------------------------------------------------------------------------
Common Stock            Andrew S. Maslan                   60,000 shares                           0.06%
                        416 Hungerford Dr., Ste. 330       (Note 6)
                        Rockville, MD 20850
----------------------------------------------------------------------------------------------------------------------
Common Stock            Mark T. McLoughlin                 40,000 shares                           0.16%
                        416 Hungerford Dr., Ste. 330       (Note 7)
                        Rockville, MD 20850
----------------------------------------------------------------------------------------------------------------------
Common Stock            David F. Drohan                    30,000 shares                           0.12%
                        416 Hungerford Dr., Ste. 330       (Note 8)
                        Rockville, MD 20850
----------------------------------------------------------------------------------------------------------------------
Common Stock            James S. Benson                    40,000 shares                           0.16%
                        416 Hungerford Dr., Ste. 330       (Note 9)
                        Rockville, MD 20850
----------------------------------------------------------------------------------------------------------------------
Common Stock            Arun K. Deva                       40,000 shares                           0.16%
                        1901 Research Blvd., Ste. 410      (Note 10)
                        Rockville, MD
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
    Title of Class       Name and Address of Beneficial       Amount and Nature of Beneficial       Percent of Class
                                      Owner                          Ownership (Note 1)                 (Note 2)
----------------------------------------------------------------------------------------------------------------------
Common Stock            Jimmy D. Swink, Jr.                965,537 shares                          3.69%
                        10 Levant                          Indirect  by  BDR   Consulting, Inc.
                        Little Rock, Arkansas 72212        (Note 11)
----------------------------------------------------------------------------------------------------------------------
 Series B Convertible   Jimmy D. Swink, Jr.                13,636 shares                           15.97%
   Preferred Stock      10 Levant                          Indirect by BDR Consulting, Inc.
                        Little Rock, Arkansas 72212
----------------------------------------------------------------------------------------------------------------------
Common Stock            Group   consisting  of  David  P.  3,450,123 shares                        11.48%
                        Crews,  Kshitij Mohan, Carelyn P.
                        Pylling,  Andrew S. Maslan,  Mark
                        T.  McLoughlin,  David F. Drohan,
                        James S.  Benson,  Arun K.  Deva,
                        and Jimmy D. Swink, Jr.
----------------------------------------------------------------------------------------------------------------------

(1) For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all convertible shares, warrants and options currently exercisable for common stock within sixty days of the preparation of this table.

(2) The Percent of Class for common stock was calculated based on the amounts calculated in (1) above divided by the sum of the outstanding common stock as of August 12, 2005, which was 25,668,971, plus the individual's convertible shares, warrants and options currently exercisable for common stock within sixty days of the preparation of this table.

(3) This amount includes fully vested options representing the right to purchase 200,000 shares of common stock at $1.50 and options representing the right to purchase 30,000 shares of common stock at $1.15, all issued as director compensation.

(4) Dr.  Mohan's  employment  agreement  of  April  20,  2004,  provided  for an inducement award of stock options for 1,000,000 shares of common stock at an exercise price of $1.50 per share. Options for 500,000 shares vested immediately. The options for the remaining 500,000 shares vest at points throughout the term of the agreement. Pursuant to the terms of the employment agreement, on June 6, 2005, Dr. Mohan received an additional award of options to purchase 100,000 shares of common stock at an exercise price of $1.50.

(5) This amount includes options to purchase 250,000 shares of common stock at $1.50 and options to purchase 19,077 shares of common stock at $1.25.

(6) Pursuant to the terms of his employment agreement and upon approval by the Board of Directors, Mr. Maslan will receive options to purchase 60,000 shares of common stock at an exercise price of $5.07 per share. Options to purchase 15,000 shares of common stock will vest upon award. Options to purchase 15,000 shares of common stock will vest upon the first, second and third anniversaries, respectively, of the employment agreement.

(7) Upon his appointment as a director, Mr. McLoughlin received options to purchase 30,000 shares of common stock at $1.50 per share. On April 18, 2005, Mr. McLoughlin received options to purchase 10,000 shares of common stock at $2.55 per share as compensation for serving as chairman of the Compensation Committee. All options are fully vested and exercisable.

(8) Upon his appointment as a director, Mr. Drohan received options to purchase 30,000 shares of common stock at $1.50 per share. All options are fully vested and exercisable.

(9) Upon his appointment as a director, Mr. Benson received options to purchase 30,000 shares of common stock at $2.13 per share. On April 18, 2005, Mr. Benson received options to purchase 10,000 shares of common stock at $2.55 per share as compensation for serving as chairman of the Nominating and Governance Committee. All options are fully vested and exercisable.

(10) Upon his appointment as a director, Mr. Deva received options to purchase 30,000 shares of common stock at $2.06 per share. On April 18, 2005, Mr. Deva received options to purchase 10,000 shares of common stock at $2.55 per share as compensation for serving as chairman of the Audit Committee. All options are fully vested and exercisable.

(11) This amount includes fully vested options representing the right to purchase 500,000 shares of common stock at $1.50.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

In reliance upon statements filed with the SEC under Section 13(d) or 13(g) of the Securities Exchange Act of 1934 (unless we knew or had reason to know such statements were not accurate or complete) the following persons are known to us to be the beneficial owner of more than five percent of our voting securities as of August 12, 2005, as indicated below. The percent of class owned is based on 25,668,971 shares outstanding as of August 12, 2005, and including, as to each shareholder, such shareholder's convertible shares, warrants and options currently exercisable for common stock within sixty days of the preparation of this table.

                 Name and Address of                         Percent of Class
Title of Class   Beneficial Owner        Amount and Nature   of Beneficial Owner
--------------------------------------------------------------------------------
Common Stock     Michael P. Marcus       2,500,000 shares      9.66%
                 1600 Rockcliff Rd.      (Note 1)
                 Austin, Texas 78746
--------------------------------------------------------------------------------
Common Stock     David E. Jorden         1,625,000 shares      6.28%
                 600 Travis, Suite 3700  Note 2)
                 Houston, Texas 78746

(1) Direct ownership. Includes 200,000 shares issuable upon exercise of warrants issued in the 2004 Unit Offering at an exercise price of $1.50 per share. However, pursuant to the terms of the warrants, the reporting person cannot exercise such warrants if the exercise would result in the reporting person being the "beneficial owner" of more than 9.999% of the outstanding common stock within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934.

(2) Direct ownership through self and spouse. Includes 275,000 shares issuable upon exercise of warrants issued in the 2004 Unit Offering at an exercise price of $1.50 per share. However, pursuant to the terms of the warrants, the reporting person cannot exercise such warrants if the exercise would result in the reporting person being the "beneficial owner" of more than 9.999% of the outstanding common stock within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934.

                           SUMMARY COMPENSATION TABLE

During 2004, our executive officers consisted of Dr. Kshitij Mohan, Chief Executive Officer (effective April 21, 2004); Mr. William L. Allender, Chief Financial Officer; Ms. Carelyn P. Pylling, Vice President of Professional Services; and Mr. Mark E. Cline, President (through June 29, 2004). We have identified Mr. Jim Swink and Ms. Nadine C. Smith as playing significant roles as consultants to our Board. Therefore, their compensation information is also provided below.

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Position         Year     Salary ($)             Restricted Stock    Securities underlying
                                    award(s) ($)                      options
------------------------------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling                  2004    $130,545.28
Vice President of Professional      2003    $130,000.00                                 19,077 shares
Services.
                                    2002    $124,326.92                                 250,000 shares of common stock (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
William L. Allender                 2004    $100,000.08
Chief Financial Officer             2003    $ 11,875.02                                 175,000 shares of
                                                                                        common stock
(Effective November 15, 2003                                                            (Note 3)
Resigned August 15, 2005)
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Cline                       2004    $72,841.02                                  150,000 shares of
Former   President                                                                      common stock (4)
(Effective November  15, 2003       2003    $15,625.02
Resigned June 29, 2004)
------------------------------------------------------------------------------------------------------------------------------------
Dr. Kshitij Mohan                  2004     $192,709.28                                 1,000,000 shares
Chief Executive Officer                     $ 35,557.50 (Note 5)                        of common stock
(Effective April 21, 2004)                                                              (Note 5)
------------------------------------------------------------------------------------------------------------------------------------
Nadine C. Smith                     2004    $125,000.00
Consultant to the Board             2003    $ 93,750.00                                 1,000,000 shares of
common stock (Note 6)
-----------------------------------------------------------------------------------------------------------------------------------
Jimmy D. Swink                      2004    $123,000.00                                 200,000 shares of
Consultant to the Board             2003    $108,000.00                                 common stock (Note 7)
                                    2002    $ 51,815.39              $389,775 (Note1)   300,000 shares of
                                            $ 45,000.00 (Note 7)                        common stock (7)
------------------------------------------------------------------------------------------------------------------------------------

(1) In conjunction with the bankruptcy reorganization plan, a reorganization bonus of 389, 775 shares of restricted common stock was issued to Jim D. Swink, Jr. in 2002.

(2) The entry of the court's order confirming the bankruptcy plan constituted an order of the court authorizing Cytomedix to take certain corporate actions without the need for any further action by the court or any of the officers, directors or shareholder. Pursuant to this order, we were authorized and did take all actions necessary and appropriate to execute and adopt a new Lon-Term Incentive Plan. These options were granted on August 7, 2002, pursuant to the Long-Term Incentive Plan effective July 11, 2002 (the Effective Date of the
Plan). In 2003, additional shares were granted to Fylling in accordance with her employment agreement.

(3) These options were granted to Mr. Allender under our Long-Term Incentive Plan and in accordance with his employment agreement with an effective date being the first day of employment, November 15, 2003. These options vested on the one year anniversary of employment. Pursuant to the terms of a separation agreement and release between Mr. Allender and the Company, these options have a cashless exercise provision.

(4) Pursuant to his employment agreement, Mr. Cline originally received options to purchase 175,000 shares of our common stock under our Long-Term Incentive Plan. These options were to vest on November 15, 2004, unless Cytomedix terminated Mr. Cline's employment without cause prior to such date, in which case 1/12th of the options vested on the 15th day of each month beginning on November 15, 2003, and continuing until the date of termination. On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Clien expired upon execution of the agreement. The remaining 150,000 vested as per the original vesting schedule and will expire on November 15, 2008.

(5) Prior to accepting the position of Chief Executive Officer, Dr. Mohan performed services for the Company under a contractual basis and was paid $35,557.50 during the contract period. On April 20, 2004, upon acceptance of the position of Chief Executive Officer, Dr. Mohan was awarded 1,000,000 ten-year options to purchase the Company's common stock for $1.50 in accordance with his employment contract. The contract stipulates that 500,000 options vested immediately, and the remaining options vest at a rate of 250,000 annually over the next two years on the anniversary of the original contract.

(6) As part of her consulting agreement, Ms. Smith was awarded 1,000,000, 7 year warrants exercisable at $1.00 per share.

(7) Jimmy D. Swink, Jr. was paid $51,815.30 as an employee during our bankruptcy in 2002 (through July 11, 2002). On July 11, 2002, we entered into a consulting agreement with BDR Consulting, Inc. (president and sole shareholder, Jimmy D. Swink, Jr.) under which BDR Consulting, Inc. receives a compensation of $108,000 per annum for services rendered. We paid BDR, Inc. $45,000 during 2002. On August 7, 2002, BDR Consulting received options to purchase 300,000 shares of our common stock pursuant to our Long Term Incentive Plan. In 2004, options to purchase an additional 200,000 shares of common stock were issued to BDR Consulting.

                    OPTION GRANTS IN LAST FISCAL YEAR TO THE
                          COMPANY'S EXECUTIVE OFFICERS

The following table provides all option grants in 2004 made under the new Long-Term Incentive Plan approved in conjunction with the Bankruptcy Plan and amended at the shareholders' meeting held in October 2004.

-----------------------------------------------------------------------------------------------------------------------
Name                      Number of Securities         Percent of total              Exercise    Expiration date
                          underlying options/SARs      options/SARs granted to        or base
                          granted                      employees and consultants       price
                                                       in fiscal year                ($/share)
-----------------------------------------------------------------------------------------------------------------------
Dr. Kshitij Mohan         1,000,000  shares of common  75.76%                       $1.50        April 20, 2014
Chief Executive Officer   stock (Note 1)
(Effective April 21,
2004)
-----------------------------------------------------------------------------------------------------------------------
Robert Burkett            100,000  shares  of  common  7.58%                        $1.50        March 23, 2014
Chairman of the Board     stock (Note 2)
-----------------------------------------------------------------------------------------------------------------------
David P. Crews            100,000  shares  of  common  7.58%                        $1.50        March 23, 2014
Director                  stock (Note 2)
-----------------------------------------------------------------------------------------------------------------------
David F. Drohan           30,000   shares  of  common  2.27%                        $1.50        August 18, 2014
Director                  stock (Note 3)
-----------------------------------------------------------------------------------------------------------------------
Mark    T.    McLoughlin  30,000   shares  of  common  2.27%                        $1.50        August 18, 2014
Director                  stock (Note 3)
-----------------------------------------------------------------------------------------------------------------------
James S. Benson           30,000   shares  of  common  2.27%                        $2.13        December 17, 2014
Director                  stock (Note 3)
-----------------------------------------------------------------------------------------------------------------------
Arun K. Deva              30,000   shares  of  common  2.27%                        $2.06        December 17, 2014
Director                  stock (Note 3)
-----------------------------------------------------------------------------------------------------------------------

(1) On April 20, 2004, upon acceptance of the position of Chief Executive Officer, Dr. Mohan was awarded 1,000,000 ten-year options to purchase the Company's common stock for $1.50 in accordance with his employment contract. The contract stipulates that 500,000 options vested immediately, and the remaining options vest at a rate of 250,000 annually over the next two years on the anniversary of the original contract.

(2) These options were granted to Messrs, Burkett and Crews as consideration for services performed for calendar year 2003 as members of our Board of Directors.

(3) These options were granted to Messrs, Drohan, McLoughlin, Benson, and Deva as consideration for accepting appointments to serve as members of our Board of Directors.

         AGGREGATED OPTION EXERCISES IN FY 2004 AND FY-END OPTION VALUES

----------------------------------------------------------------------------------------------------------------------
Name and Principal       Shares        Value      Number of securities underlying     Value of unexercised
Position                 Acquired  on  Realized   unexercised options/SARs at         in-the-money options/SARs at
                         Exercise      ($)        FY-end (#)                          FY-end ($)
                                                  (Exercisable/Unexercisable)         Exercisable/Unexcercisable
----------------------------------------------------------------------------------------------------------------------
Dr. Kshitij Mohan        0             $0         1,000,000 shares                    $1,000,000
                                                  (500,000/500,000)
                                                  ($500,000/$500,000)
----------------------------------------------------------------------------------------------------------------------
Mark E. Cline            0             $0         150,000 shares                      $150,000
                                                  (150,000/0)  ($150,000/0)           ($150,000/0)
----------------------------------------------------------------------------------------------------------------------
Carelyn P. Fylling       0             $0         269,077 shares                      $273,846
                                                  (269,077/0)  ($273,846/0)           ($273,846/0)
----------------------------------------------------------------------------------------------------------------------
William L. Allender      0             $0         175,000 shares                      $175,000
                                                  (175,000/0)  ($175,000/0)           ($175,000/0)
----------------------------------------------------------------------------------------------------------------------
Jimmy D. Swink, Jr.      0             $0         500,000 shares                      $500,000
                                                  (500,000/0)  ($500,000/0)           ($500,000/0)
----------------------------------------------------------------------------------------------------------------------

                              EMPLOYMENT AGREEMENTS

On April 20, 2004, the Company entered into a two year employment contract with Dr. Kshitij Mohan to serve as the Company's Chief Executive Officer. Under the terms of the contract, Mohan's base salary for the first fiscal year is $275,000 with a guaranteed additional "perk package" of $25,000 to be paid at the beginning of each year the employment agreement is renewed. Upon meeting the performance criteria, Dr. Mohan is also to be paid a target bonus of up to $150,000 with a minimum guaranteed bonus of $100,000 in the first year. For the second fiscal year, Mohan's base salary will increase 10% to $302,500 with a "perk package" of $25,000 and a target bonus of $150,000. Additionally, in consideration of Mohan's execution of the agreement, an inducement award was granted consisting of 1,000,000 ten-year stock options at an exercise price of $1.50 per share. Of this amount, 500,000 became immediately exercisable with the remaining 500,000 becoming exercisable in the amounts of 250,000 per year for the next two years at the anniversary date of the contract. In addition, Mohan is to receive additional options representing the right to purchase 100,000 shares of common stock at an exercise price of $1.50 per share at the end of each of the two years.

Ms. Carelyn P. Fylling was hired in December 2001 and subsequently, upon emerging from bankruptcy in 2002, the Company entered into formal employment agreement with her. The employment agreement with Ms. Carelyn P. Fylling to serve as the Company's Vice President of Professional Services is a one-year contract and provides for an extension of the contract for an additional two years. After the two-year extension, both parties may make additional extensions in one-year increments thereafter. Under the contract, Fylling's base salary is $130,000 (which may be increased by consent of the Board), stock options, annual bonus in accordance with Company performance, and various benefits.

The employment agreement with Mr. William L. Allender, to serve as Chief Financial Officer, was signed on March 25, 2004, but became effective November 15, 2003. Under this agreement, Allender is to receive a base salary $95,000 (which may be increased by consent of the Board) and stock options, and is eligible for other standard Company benefits. On September 9, 2004, this agreement was amended to provide Allender with a base salary of $110,000 and to provide for bonuses of an additional $20,000 with $15,000 payable in April 2005and $5,000 in payable in September 2005. Additionally, this amendment provided additional language regarding future contract negotiation, relocation and severance benefits upon the occurrence of certain events. On July 15, 2005, Cytomedix, Inc. and Mr. Allender entered into a Separation Agreement and Release under which Mr. Allender remained as the Company's Chief Financial Officer and Secretary until August 15, 2005, and agreed to remain available by telephone for a period of three months following such date. As a severance package, Mr. Allender will receive his regular salary with benefits until January 22, 2006, and the extension of the previously awarded employee stock options with cashless exercise provisions.

                   CONSULTING AGREEMENTS WITH SWINK AND SMITH

The Company entered into a consulting agreement with BDR, Inc. (president and sole shareholder Jimmy D. Swink, Jr.) on July 11, 2002 (the Effective Date) continuing until June 30, 2005. Pursuant to a verbal agreement, this consulting agreement has been extended until December 31, 2005. Under this agreement presently in place, BDR receives compensation of $108,000 per annum for services rendered to the Company. In addition, the Company has granted BDR stock options representing the right to purchase 300,000 shares of the Company's common stock at $1.50 per share (the fair market value on the date of grant). An option representing the right to purchase 100,000 shares vested immediately on the date of grant with the remaining 200,000 shares vesting over the next two years. On March 24, 2004, an additional option grant was made to Swink for 200,000 shares to purchase the Company's common stock for $1.50. As of December 31, 2004, 500,000 shares are fully exercisable under this agreement.

The Company entered into a consulting agreement with Nadine C. Smith on April 1, 2003 and continuing through March 31, 2004 (with renewal options) to provide general business consulting services. Under this agreement, Smith receives a compensation of $125,000 per year. Additionally, we granted to Smith 1,000,000 warrants with an exercise price of $1.00 per share through March 31, 2010. This agreement is currently expired.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE DURING 2004

Section 16(a) of the Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities within specified time periods to file certain reports of ownership and changes in ownership with the SEC. The Company is not aware of any failure to file change in beneficial ownership reports or report transactions (Forms 4) in a timely manner during the fiscal year ended December 31, 2004, by any of the current directors or executive officers other than as provided herein. Although the Forms 3 reflecting the appointment of Messrs. McLoughlin and Drohan were not filed within ten days of their appointments as directors, each did file a Form 4 within two days of acquiring any Cytomedix securities. Mark E. Cline received options under an employment agreement signed March 25, 2004 (but effective November 15, 2003) and therefore filed a Form 4 within two business days of the date the employment agreement was signed. William L. Allender entered into an employment agreement signed March 25, 2004 (but effective November 15, 2003) and therefore filed a Form 3 within two business days of the date the employment agreement was signed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Carmen Group, Inc. The Carmen Group, Inc. was engaged during the second quarter of 2003 as a business consultant to strategically position and represent us before the federal government and the various federal agencies affecting us. A former director, Robert Burkett, is also a consultant with the Carmen Group, Inc. Effective on October 1, 2003, a formal agreement was signed with the Carmen Group, Inc. for a period of one year to provide services for a flat fee of $15,000 per month plus expenses. Additionally, the agreement stipulates that we would issue to The Carmen Group, Inc. an option to purchase 100,000 shares immediately exercisable at $1.25 with an additional 100,000 shares being issuable one year from the date of agreement at an exercise price of $2.00. This agreement expired on September 30, 2004, and was not renewed.

Kshitij Mohan. Prior to becoming Chief Executive Officer on April 20, 2004, Kshitij Mohan was a consultant to Cytomedix under a Consulting Agreement effective January 1, 2004. On April 20, 2004, Dr. Mohan and Cytomedix entered into a Termination Agreement whereby the Consulting Agreement was terminated. Under the Consulting Agreement, we had agreed to indemnify and hold harmless Dr. Mohan against claims and expenses arising out of his services as a consultant under the Consulting Agreement. Under the Termination Agreement, we agreed to extend the indemnification provisions of the Consulting Agreement until the expiration of any applicable statute of limitations period. Dr. Mohan recently served as Chief Executive Officer of International Remote Imaging System Inc., the predecessor company to Iris International ("IRIS"). We purchased centrifuges from a subsidiary of IRIS during 2004 for use in the clinical trials. As a part of his termination agreement with IRIS, Dr. Mohan was given the title Senior Consultant and received $260,000 per annum through the end of 2004. Dr. Mohan has not provided any consulting services for IRIS since before joining Cytomedix and does not anticipate providing any material time or services in the immediate future. In addition, pursuant to the termination agreement any requests for consulting services by IRIS are subordinate to Dr. Mohan's contractual obligations to Cytomedix.

Mark E. Cline. Pursuant to an employment agreement effective as of November 15, 2003, Mr. Mark E. Cline assumed the position of President. Under his employment agreement, Mr. Cline was to receive a base salary of $125,000 per annum. Mr. Cline also received options to purchase 175,000 shares of our common stock at a price of $1.50 per share. These options were to vest on November 15, 2004, unless Cytomedix terminated Mr. Cline's employment without cause prior to such date, in which case 1/12th of the options vested on the 15th day of each month beginning on November 15, 2003, and continuing until the date of termination.
Mr. Cline also was appointed as a Director by resolution of the Board of Directors on March 1, 2004.

On June 28, 2004, Mr. Cline and Cytomedix entered into a separation agreement and release. Pursuant to this agreement, Mr. Cline tendered his resignation as President and also resigned as a Director of Cytomedix. Mr. Cline also agreed to a covenant not to sue and a release of all known or unknown, fixed or contingent claims which he may have against Cytomedix. As consideration for the agreement, Cytomedix agreed to pay Mr. Cline his base salary, as well as certain other benefits, until July 31, 2004. Additionally, 25,000 of the 175,000 options originally awarded to Mr. Cline expired upon execution of the agreement. The remaining 150,000 shall continue to vest as per the original vesting schedule. As of June 15, 2003, 87,500 options have vested. These options will expire on November 15, 2008.

William L. Allender. The employment agreement with Mr. William L. Allender, to serve as Chief Financial Officer became effective as of November 15, 2003. Under this agreement, Allender was to receive a base salary of $95,000. He also received ten-year options to purchase 175,000 shares of our common stock at an exercise price of $1.50 per share. These options vested one year from the date of grant. On September 9, 2004, the employment agreement with Mr. Allender was amended to provide Mr. Allender a base salary of $110,000 and to provide for bonuses of an additional $20,000 with $15,000 payable in April 2005 and $5,000 payable in September 2005. Additionally, this amendment provided additional language regarding future contract negotiation, relocation and severance benefits upon the occurrence of certain events. On July 15, 2005, Cytomedix, Inc. and Mr. Allender entered into a Separation Agreement and Release under which Mr. Allender remained as the Company's Chief Financial Officer and Secretary until August 15, 2005, and agreed to remain available by telephone for a period of three months following such date. As a severance package, Mr. Allender will receive his regular salary with benefits until January 22, 2006, and the extension of the previously awarded employee stock options with cashless exercise provisions. The parties also agreed that Mr. Allender's departure is not due to any disagreement regarding accounting principles or practices utilized by the Company or financial statement disclosures made by the Company, nor is Mr. Allender's departure the result of the Company's dissatisfaction with Mr. Allender's performance as Chief Financial Officer or Mr. Allender's dissatisfaction with any aspect of the Company's management, policies or actions. Rather, Mr. Allender's departure was due to circumstances caused in large part by the considerable travel required of Mr. Allender during his employment.

                             AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with Cytomedix's management and L J Soldinger Associates, LLC, the independent registered public accounting firm, together and separately, the audited financial statements contained in Cytomedix's Annual Report on Form 10-KSB for the 2004 fiscal year.

The Audit Committee has also discussed with the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of Cytomedix's financial statements.

The Audit Committee also received and reviewed the written disclosures and the letter from L J Soldinger Associates, LLC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with L J Soldinger Associates, LLC its independence from Cytomedix.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Cytomedix's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                        Submitted by the Audit Committee

                            Arun K. Deva, Chairperson
                                 David P. Crews
                                 David F. Drohan

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of L J Soldinger & Associates, LLC to audit the financial statements for fiscal year ending December 31, 2005, and seeks shareholder ratification of said appointment. A representative of L J Soldinger & Associates, LLC will be in attendance at the annual meeting either in person or by telephone. The representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                             AUDIT FEES AND TAX FEES

Pursuant to its charter, the Audit Committee must pre-approve audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, L J Soldinger & Associates, LLC. The following table presents fees for professional services rendered by L J Soldinger & Associates, LLC for the fiscal years 2004 and 2003.

SERVICES PERFORMED                                       2004             2003
                                                       --------         --------
Audit Fees (Note 1)                                    $221,300 (a)     $201,500
Audit-Related Fees (Note 2)                                  --               --
Tax Fees (Note 3)                                         9,700            5,800
All Other Fees (Note 4)                                      --               --
                                                       --------         --------
Total Fees                                             $231,000         $207,300
                                                       --------         --------
                                                       =========================

NOTES TO PRECEDING TABLE

(1) Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and audit services provided in connection with securities registration and/or other issues resulting from that process. (a) Includes $32,900 related to registration statements.

(2) Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

(3) Tax fees principally represent fees billed for tax preparation.

(4) All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

                              SHAREHOLDER PROPOSALS

The Company intends to hold next year's annual meeting in May 2006.

The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement for the next annual meeting is January 1, 2006. If a shareholder notifies the Company after February 15 of an intent to present a proposal at the 2006 annual meeting of shareholders, the Company will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and, in that connection, will use their discretion.

                           INCORPORATION BY REFERENCE

Exhibits filed with the Company's 10-KSB for year ended December 31, 2004, and the Company's 10-QSB for the period ended June 30, 2005, are hereby incorporated by reference. Copies of the exhibits will be sent to shareholders by first class mail within one day of the Company's receipt of a written request for said exhibits.

To request exhibits, please send your written request to:

                                 Cytomedix, Inc.
                          416 Hungerford Dr., Suite 330
                            Rockville, Maryland 20850
                             Facsimile: 240.499-2690

                                   APPENDIX A

                                 CYTOMEDIX, INC.

                             AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee is a committee of the board of directors (the "Board") of Cytomedix, Inc. (the "Company"). The committee shall provide assistance to the Board in fulfilling its fiduciary responsibility to shareholders relating to the Company's accounting, financial reporting practices, and the quality and integrity of the financial reports as well as the legal compliance and business ethics of the Company.

      The Audit Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, accounting principles, and internal controls. The independent auditors are responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and other procedures.

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations of the independent auditors as to any non-audit services provided by the independent auditors to the Company.

      The Audit Committee's primary duties and responsibilities are to:

      o Review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

      o Review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company; and

      o Review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

      o     Review the independent  auditors'  qualifications  and independence;
            and

      o Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company's annual meeting of shareholders.

      The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated below.

Committee Membership

      The Audit Committee shall consist of no fewer than two members. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). In addition, the members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange or any exchange on which the securities of the Company are listed. All members of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall be a financial expert as defined by the Commission. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

      The Audit Committee shall meet in person or telephonically as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary.

Committee Authority and Responsibilities

      The Audit Committee shall have the sole authority on behalf of the Company to directly appoint, retain, evaluate and, where appropriate, terminate and replace the independent auditor (subject, if applicable, to shareholder ratification) as well as approve all audit engagement fees and terms. The independent auditor shall report directly to the Audit Committee and shall be accountable to the Audit Committee and the Board.

      The Audit Committee shall pre-approve, pursuant to policies and procedures deemed by the Audit Committee to be desirable and appropriate, audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may, when appropriate, form and delegate authority to subcommittees consisting of one or more members of the Audit Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      The Audit Committee, to the extent it deems necessary or appropriate, shall carry out its responsibilities as follows:

Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditors the annual financial statements and Form 10-KSB, including disclosures made in management's discussion and analysis prior to the filing of the Form 10-KSB or prior to the release of earnings, and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments, and recommend to the Board whether the audited financial statements should be included in the Company' Form 10-KSB.

      2. Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-QSB or the release of earnings, including the results of the independent auditors' Statement of Auditing Standard No. 100 review of the quarterly financial statements. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

      3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      4. Review with management and the independent auditors the integrity of the Company's financial reporting processes (both internal and external), the Company's internal accounting and financial controls and the Company's disclosure controls. Also, discuss the adequacy of the Company's procedures and controls for compliance with laws and regulations.

      5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      6. Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Company, as well as the effect of any off-balance sheet structures and transactions on the Company's financial statements.

      7. Discuss with management and the independent auditors the Company's major financial risk exposures and assess the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS 90, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

      10. Review the performance and make a determination regarding the selection or replacement of the independent auditors. The Audit Committee shall have the sole authority and responsibility on behalf of the Company to select, evaluate, and where appropriate, replace the independent auditors, as well as approve all audit engagement fees and terms. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Company.

      11. Review independence of the auditors by:

      o receiving from, and discussing with the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1;

      o reviewing, and discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditors; and

      o recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence.

      The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

      12. Approve, in advance, all permissible non-audit related services to be provided by the independent auditors; and approve, after the fact, certain de minimus services for which pre-approval is not required by SEC rules or the AMEX listing standards.

      13. Meet with the independent auditors, in person or telephonically, prior to the audit to discuss the planning, scope, and staffing of the audit.

Compliance Oversight Responsibilities

      14. Review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements or disclosures in public filings. Also, discuss with counsel the adequacy of the Company's legal and regulatory compliance systems.

      15. Inquire of management that the Company is in conformity with applicable legal requirements. Inquire as to existence of any insider and affiliated party transactions and evaluate purpose of same. Advise the Board with respect to findings.

      16. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      17. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      18. Review policies and procedures on executive expense accounts and perquisites, including the use of Company assets, and consider the results of any work in these areas by the independent auditors.

      19. Discuss with the independent auditors the results of their work, if any, on the Company's system of compliance with its code of conduct.

Limitation of Audit Committee's Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.